----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  January 30, 2001





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
               ----------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                        333-43091              13-3836437
----------------------------              ----------          ---------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)



  245 Park Avenue
  New York, New York                                                10167
----------------------                                         ----------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------
-----------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials

         In connection with the proposed offering of the Countrywide Home Loan Trust 2001-HLV1 Home Loan-Backed Notes, Series 2001-HLV1 (the "Term Notes"), Countrywide Securities Corporation., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean the Series 2001-HLV1 term sheet, computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Computational Materials, filed on Form 8-K dated January 30, 2001.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC.



                                       By:   /s/   Matthew Perkins
                                          ------------------------------------
                                                   Matthew Perkins
                                                   Managing Director



Dated:  January 30, 2001

                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1     The Computational Materials, filed on Form 8-K                     6
         dated January 30, 2001

                                 Exhibit 99.1
                                 ------------




CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------





                             ABS NEW TRANSACTION



                           Computational Materials
                           -----------------------


                                $211,600,000
                                (Approximate)


                   COUNTRYWIDE HOME LOAN TRUST 2001-HLTV 1

                  Home Loan-Backed Notes, Series 2001-HLTV 1
                                    Issuer

                  Bear Stearns Asset Backed Securities, Inc.

                                  Depositor

                          Litton Loan Servicing, LP

                               Master Servicer

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------
The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise. provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities. and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 2

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

Preliminary Term Sheet                  Date Prepared: January 3, 2001


                          $211,600,000 (APPROXIMATE)

                   Countrywide Home Loan Trust 2001-HLTV 1
                 Home Loan-Backed Notes, Series 2001- HLTV 1


         Principal       WAL (Years)       Payment Window        Expected Rating       Last Scheduled      Note
Class    Amount(1)       Call/Mat(2)(3)    (Mos) Call/Mat(2)(3)  (S&P/Moody's/Fitch    Payment Date        Type
-----    ----------      --------------    --------------------  ------------------    --------------      ------
A-1      $104,875,000    1.00/N.A.         1-28/1-28             AAA/Aaa/AAA           March 2012          Fixed Rate Sequential
A-2       $28,463,000    3.00/N.A.        28-56/28-56            AAA/Aaa/AAA            July 2016          Fixed Rate Sequential
A-3        $4,821,000    5.00/N.A.        56-66/56-66            AAA/Aaa/AAA            July 2017          Fixed Rate Sequential
A-4       $11,944,000    7.00/7.02        66-105/66-111          AAA/Aaa/AAA           February 2021       Fixed Rate Sequential
A-5        $6,297,000    8.69/11.92       105-105/111-204        AAA/Aaa/AAA            July 2022          Fixed Rate Sequential
M-1       $23,000,000    5.80/6.34        39-105/39-194          AA/Aa2/AA              June 2022          Fixed Rate Mezzanine
M-2       $16,100,000    5.78/6.31        38-105/38-185            A/A2/A               June 2022          Fixed Rate Mezzanine
 B        $16,100,000    5.77/6.26        37-105/37-174          BBB/Baa2/BBB           May 2022           Fixed Rate Subordinate
Total:   $211,600,000


 (1)  The Notes will be subject to a variance of plus or minus 5%.
 (2) The Notes are priced to a 10% clean-up call. The Note Rate on the Class A-4,A-5,M-1,M-2,, and B Notes increases by 0.50% after the clean-up call date.
 (3)  The pricing speed for the Notes is 20% CPR.

Issuer:                               Countrywide Home Loan Trust 2001-HLTV 1 (the "Trust").

Depositor:                            Bear Stearns Asset Backed Securities, Inc.

Seller:                               Countrywide Home Loans, Inc., or an affiliate thereof.

Originator:                           PSB Lending Corp., or an affiliate thereof.

Underwriters:                         Countrywide Securities Corporation (Lead Manager) and Bear, Steams & Co.. Inc.
                                      (Co-Manager).

Master Servicer:                      Commencing from the Closing date until a date no later than March 1, 2000 Wells
                                      Fargo Bank Minnesota, N.A; and, thereafter Litton Loan Servicing, LP.

Indenture Trustee:                    Wells Fargo Bank Minnesota, N.A.

Owner Trustee:                        Wilmington Trust Company.

Rating Agencies:                      S&P, Moody's and Fitch will each provide ratings on all of the Notes.

The Notes:                            Countrywide Home Loan Trust 2001-HLTV 1 will issue the following eight (8)
                                      classes of Home Loan-Backed Notes, Series 2001-HLTV 1: Class A-1, Class A-2,




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 3

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

                                      Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Notes
                                      (collectively, the "Notes"). The Trust will also issue a residual certificate which is not being offered hereby.

Offering:                             The Notes will be issued publicly from a shelf registration.

The Assets of the Trust:              The assets of the Trust will include one group of conventional, closed-end, fixed-
                                      rate home loans (the "Home Loans"), the proceeds of which were used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Substantially all of the Home Loans are second liens with combined loan-to-value ratios in excess of
                                      100%.

                                      The collateral tables included in these Computational Materials as Appendix A represent a statistical. calculation pool of Home Loans as of the Statistical
                                      Calculation Date. The final pool of Home Loans to be included in the Trust will change from the statistical calculation pool although such change will not materially affect the characteristics indicated herein.

Pool Principal Balance:               As of any date of determination, the then current aggregate unpaid principal balance of the Home Loans. Any references to "original" Pool Principal Balance will mean the Pool Principal Balance as of the Cut-off Date.

Statistical Calculation Date:         December 11, 2000.

Cut-off Date:                         As of January 1, 2001.

Closing Date:                         On or about January 30, 2001.

Settlement Date:                      On or about January 30, 2001.

Payment Date:                         The tenth (10th) day of each month (or next succeeding business day), commencing in February 2001. (i.e., a nine (9) day delay).

Collection Period:                    With respect to each Payment Date, the calendar month preceding such Payment
                                      Date.

Note Rate:                            Interest will accrue on all of the Notes at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis. The coupon paid on certain of the Notes may be subject to a net WAC cap.

                                      The Note Rate applicable to the Class A-4, A-5, M-1, M-2 and B Notes will increase by 0.50% after the Call Date. The "Call Date" is the first Payment Date after which the current Pool Principal Balance. declines to 10% or less of the original Pool
                                      Principal Balance.

Priority of Payments:                 On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

                                      (1) To pay accrued interest due on. the Notes;


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

                                      (2) To pay as principal on the Notes, an amount equal to the principal collection distribution amount for such Payment Date;
                                      (3) To pay as principal on the Notes, an amount equal to the liquidation loss distribution amount for such Payment Date;
                                      (4) To pay as additional principal on the Notes, an amount (if any) necessary to bring the amount of overcollateralization up to the required overcollateralization amount for such Payment Date; and
                                      (5) To the holder of the residual certificate.

Principal Paydown:                    Prior to the Step-down Date (as described below), or for so long as a Step-up
                                      Trigger Event (as described below) shall exist, 100% of the principal collections will be paid sequentially to the Class A-1, A-2, A-3, A-4 and A-5
                                      Notes (collectively the "Senior Notes"), first to the Class A-1 Notes (and once retired, to the Class A-2 Notes, and so on until the Class A-S. Notes have been reduced to zero); provided, however, once the Senior Notes have been retired, principal will be applied sequentially first to the Class M-1.
                                      Notes, then to the Class M-2 Notes. and then to the Class B Notes.

                                      On or after the Step-down Date, and so long as a Step-Up Trigger Event does not exist, all Notes. will be entitled to receive payments of principal in the following order of priority: first to the Senior Notes (sequentially, in the manner described above) such that the Senior Notes will have 68% current overall credit support, second to the Class M-1 Notes such that the Class M-1. Notes will have 48%
                                      current overall credit support, third to the Class M-2 Notes such that the Class M-2
                                      Notes will have at least 34% current overall credit support, and fourth to the Class
                                      B Notes such that the Class B Notes will have at least 20% current overall credit support.

Credit Enhancement:                   Credit enhancement with respect to the Notes. will be provided by (1) excess spread, (2) overcollateralization, and (3) subordination.

                                      Excess Spread: The interest due. on the Home. Loans is generally expected to be higher than the interest due on the Notes and other fees and expenses of the Trust, resulting in excess interest collections ("Excess Spread"), which will be immediately available to fund distributions on the Notes. Such amounts can vary over time based on the prepayment and default experience of the Home Loans. On each
                                      Payment Date, any excess spread from the related collection period will be available to cover losses and build the required overcollateralization on such Payment Date.

                                      Overcollateralization: The initial overcollateralization amount will be equal to
                                      8.00% of the original Pool Principal Balance on the Closing Date. Thereafter, excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Home Loans, resulting in a build up of overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to
                                      10.00% of the original Pool Principal Balance. On or after the Stepdown Date, the
                                      Required Overcollateralization Amount will be permitted, absent the existence of a




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 5

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

                                      Step-up Trigger Event, to decrease to 20.00% of the current Pool Principal
                                      Balance, subject to a floor. of 0.50% of the original Pool Principal Balance.
                                      In the event that a Step-up Trigger. Event exists on or after the Step-down
                                      Date, the Required Overcollateralization Amount shall instead increase to
                                      30.00% of the current Pool Principal Balance.

                                      Subordination: The Class B Notes will be subordinate to, and provide credit support for, the Senior Notes the Class M-1 Notes, and the Class M-2 Notes. The
                                      Class M-2 Notes will be subordinate to, and provide additional credit support for, the Senior Notes and the Class M-1 Notes. The Class M-1 Notes will be subordinate to, and provided additional credit support for, the Senior Notes.

Realized Losses:                      If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto, if any, will likely be less than the principal balance on such Mortgage. Loan.
                                      The amount of such insufficiency is a "Realized Loss." All allocable Realized Losses will be absorbed first by excess interest and then by a reduction of overcollateralization, then applied in reverse sequential order, first to reduce the Class B Notes, second to the
                                      Class M-2 Notes, and lastly to the Class M-1 Notes.

Stepdown Date:                        The Stepdown Date is the Payment Date occurring on the later of:
                                      (1) The Payment Date in February 2004; and
                                      (2) The first Payment Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% of the original Pool Principal Balance.

Step-Up Trigger Event:                A Step-Up Trigger Event shall exist for any payment date on which cumulative losses exceed the corresponding amount set forth below for such payment date.

                                      Payment Date                   Cumulative Losses
                                      ------------                   -----------------
                                      37-42                          11.50%
                                      43-48                          12.50%
                                      49-60                          13.50%
                                      61+                            14.25%

Master Servicing Fee:                 The primary compensation to be paid to the Master Services in respect of its master servicing activities will be. 0.765% per annum, payable monthly. The fees of the
                                      Trustees will be paid from the Master Servicing Fee.

Advancing:                            There is no required advancing of delinquent principal or interest by the
                                      Master Services, the Trustees or any other entity.

Optional Redemption:                  The Master Services may, at its option, effect an early redemption or termination of the Notes on the first Payment Date after the Payment Date on which the current
                                      Pool Principal Balance declines to less than 10% of the original Pool Principal
                                      Balance of the Home Loans (the "Call Date").

Form of Registration:                 The Notes will be available in book-entry form through DTC, Clearstream and
                                      Euroclear.


-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 6

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

Tax Status:                           It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:                    The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SIMMEA Treatment:                     The Notes will not constitute "mortgage related securities" for purposes of
                                      SMMEA.

                                      [SENSITIVITY TABLES TO FOLLOW]



-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                    Page 7

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------


                        Prepayment Sensitivity Tables

Class A-1 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%
Average Life (years)                     6.11        1.89        1.32        1.00       0.79     0.65      0.46
Modified Duration (years)                4.70        1.68        1.21        0.93       0.74     0.61      0.44
First Principal Payment                  02/01      02/01       02/01       02/01      02/01    02/01     02/01
Last Principal Payment                   12/11      05/05       02/04       05/03      12/02    08/02     02/02
Illustrative Yield at par(30/360)        6.308      6.248       6.212       6.173      6.131    6.085     5.983
-----------------------------------------------------------------------------------------------------------------


Class A-2 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                     12.40       5.51        3.99        3.00       2.20     1.80      1.28
Modified Duration (years)                 8.22       4.46        3.38        2.63       1.98     1.65      1.19
First Principal Payment                  12/11      05/05       02/04       05/03      12/02    08/02     02/02
Last Principal Payment                   07/16      01/09       01/07       09/05      09/03    03/03     08/02
Illustrative Yield at par(30/360)        6.560      6.543       6.532       6.518      6.498    6.481     6.443
-----------------------------------------------------------------------------------------------------------------


Class A-3 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                     15.95       8.60        6.42        5.00       2.68     2.20      1.57
Modified Duration (years)                 9.47       6.32        5.04        4.10       2.37     1.98      1.44
First Principal Payment                  07/16      01/09       01/07       09/05      09/03    03/03     08/02
Last Principal Payment                   07/17      05/10       01/08       07/06      11/03    05/03     09/02
Illustrative Yield at par(30/360)        6.801      6.792       6.786       6.778      6.748    6.734     6.702
-----------------------------------------------------------------------------------------------------------------


Class A-4 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                     18.26      11.29        8.82        7.00       4.46     2.43      1.73
Modified Duration (years)                 9.97       7.53        6.34        5.33       3.62     2.16      1.58
First Principal Payment                  07/17      05/10       01/08       07/06      11/03    05/03     09/02
Last Principal Payment                   11/20      07/14       10/11       10/09      02/08    09/03     12/02
Illustrative Yield at par(30/360)        7.064      7.058       7.054       7.049      7.033    7.001     6.971
-----------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    18.27      11.33        8.84        7.02       4.48     2.43      1.73
Modified Duration (years)                9.98       7.54        6.35        5.34       3.64     2.16      1.58
First Principal Payment                 07/17      05/10       01/08       07/06      11/03    05/03     09/02
Last Principal Payment                  02/21      04/15       05/12       04/10      08/08    09/03     12/02
Illustrative Yield at par(30/360)       7.064      7.059       7.055       7.050      7.035    7.001     6.971
-----------------------------------------------------------------------------------------------------------------


CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------



Class A-5 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%
Average Life (years)                    19.78      13.44       10.69        8.69       7.03     2.70      1.93
Modified Duration (years)               10.17       8.30        7.19        6.23       5.32     2.37      1.74
First Principal Payment                 11/20      07/14       10/11       10/09      02/08    09/03     12/02
Last Principal Payment                  11/20      07/14       10/11       10/09      02/08    11/03     02/03
Illustrative Yield at par (30/360)      7.320      7.316       7.313       7.309      7.304    7.262     7.234
-----------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    20.78      17.00       14.28       11.92      9.99      2.70      1.93
Modified Duration (years)               10.39       9.42        8.54        7.64      6.80      2.37      1.74
First Principal Payment                 02/21      04/15       05/12       04/10     08/08     09/03     12/02
Last Principal Payment                  07/22      11/21       07/20       01/18     11/15     11/03     02/03
Illustrative Yield at par (30/360)      7.331      7.379       7.397       7.409     7.423     7.262     7.234
-----------------------------------------------------------------------------------------------------------------


Class M-1 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    16.47       9.49        7.29        5.80      5.39      5.06      2.31
Modified Duration (years)                8.98       6.37        5.26        4.42      4.23      4.01      2.03
First Principal Payment                 10/12      03/06       09/04       04/04     01/05     11/03     02/03
Last Principal Payment                  11/20      07/14       10/11       10/09     02/08     12/06     09/03
Illustrative Yield at par (30/360)      7.712      7.703       7.697       7.690     7.688     7.685     7.639
-----------------------------------------------------------------------------------------------------------------


Class M-1 (to maturity)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    16.65      10.11        7.90        6.34      5.89      6.21      2.31
Modified Duration (years)                9.02       6.55        5.49        4.66      4.48      4.63      2.03
First Principal Payment                 10/12      03/06       09/04       04/04     01/05     11/03     02/03
Last Principal Payment                  06/22      07/21       10/19       03/17     12/14     09/13     09/03
Illustrative Yield at par (30/360)      7.714      7.718       7.719       7.718     7.718     7.761     7.639
-----------------------------------------------------------------------------------------------------------------


Class M-2 (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    16.47       9.49        7.29        5.78      4.94      4.76      3.43
Modified Duration (years)                8.68       6.22        5.16        4.34      3.87      3.78      2.86
First Principal Payment                 10/12      03/06       09/04       03/04     07/04     12/04     09/03
Last Principal Payment                  11/20      07/14       10/11       10/09     02/08     12/06     05/05
Illustrative Yield at par (30/360)      8.213      8.203       8.197       8.189     8.184     8.182     8.165
-----------------------------------------------------------------------------------------------------------------


CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------



Class M-2 (to maturity)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%
Average Life (years)                    16.65      10.10        7.88        6.31      5.43      5.18      4.64
Modified Duration (years)                8.71       6.39        5.37        4.55      4.10      4.01      3.59
First Principal Payment                 10/12      03/06       09/04       03/04     07/04     12/04     09/03
Last Principal Payment                  06/22      02/21       11/18       06/16     01/14     03/12     08/10
Illustrative Yield at par (30/360)      8.215      8.218       8.218       8.216     8.215     8.214     8.284
-----------------------------------------------------------------------------------------------------------------


Class B (to call)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    16.47       9.49        7.29        5.77      4.83      4.35      4.21
Modified Duration (years)                7.65       5.69        4.79        4.06      3.57      3.33      3.27
First Principal Payment                 10/12      03/06       09/04       02/04     04/04     06/04     12/04
Last Principal Payment                  11/20      07/14       10/11       10/09     02/08     12/06     05/05
Illustrative Yield at 98.00%           10.236     10.316      10.374      10.440    10.498    10.535    10.545
30/360
-----------------------------------------------------------------------------------------------------------------


Class B (to maturity)
-----------------------------------------------------------------------------------------------------------------
CPR                                      0%          10%         15%         20%        25%      30%       40%

Average Life (years)                    16.64      10.07        7.84        6.26      5.28      4.74      4.81
Modified Duration (years)                7.67       5.81        4.94        4.22      3.76      3.51      3.61
First Principal Payment                 10/12      03/06       09/04       02/04     04/04     06/04     12/04
Last Principal Payment                  05/22      07/20       11/17       07/15     02/13     06/11     10/08
Illustrative Yield at 98.00%           10.237     10.320      10.378      10.443    10.500    10.535    10.543
30/360
-----------------------------------------------------------------------------------------------------------------



                        [COLLATERAL TABLES TO FOLLOW]

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

Summary of Loans in Statistical Calculation Pool               Range
(As of Statistical Calculation Date)                           -----


Total Number of Loans                       7,167

Total Outstanding Loan Balance    $244,711,212.70

Average Loan Balance                   $34,144.16       $99.72 to $98,878.81

WA Mortgage Rate                           13.313%      7.000%to 19.490%

ARM Characteristics

     WA Gross Margin                                           to

     WA Months to First Roll                                 0 to 0

     WA First Periodic Cap                                     to

     WA Subsequent Periodic Cap                                to

     WA Lifetime Cap                                           to

     WA Lifetime Floor                                         to

WA Original Term (months)                     247           42 to 300

WA Remaining Term (months)                    209            1 to 290

WA CLTV                                    116.22%      28.00% to 220.77%

     Percentage of Pool with CLTV > 100%    93.25%

WA FICO                                       688

WA DTI%                                     38.22%

Percentage of Pool Secured by: 2nd Liens   100.00%

Percentage of Pool with Prepayment
  Penalties at Loan Origination             67.49%




-------------------------------------------------------------------------------------------------------------
Top 5 States:      Top 5 Prop:     Doc Types:        Purpose Codes    Occ Codes      Grades      Orig PP Term
-------------      -----------     ----------        -------------    ---------      ------      ------------
CA: 37.5%          SFD: 94.32%     FULL DOC: 100.%   RFC0:.99.99%     OOC: 99.95%    A:.100.%    0: 32.51%
FL:8.53%           COND0:3.7%                        PURCH: 01%       N00: 03%                   12: 16%
AZ:4.64%           PUD:1.4%                                           MIS:.01%                   24:.66%
NV:3.69%           MANUF:.25%                                                                    36:.64.75%
GA: 3.28%          TOWN HM: 19%                                                                  60: 1.92%
-------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                   A-1

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------



Loan Programs

                                         Statistical Calculation Date       % Of Loan Group
Description         Number of Loans            Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------
FIXED 5YR -2ND              45                     $564,983                      0.23
FIXED 7YR -2ND              21                     $429,036                      0.18
FIXED l0YR-2ND             421                  $10,443,613                      4.27
FIXED 15YR-2ND           2,028                  $62,085,027                     25.37
FIXED 20YR-2ND           1,744                  $57,879,544                     23.65
FIXED 25YR-2ND           2,908                 $113,309,009                     46.30
---------------------------------------------------------------------------------------------
                         7,167                 $244,711,213                    100.00


Principal Balances

Range of Principal                       Statistical Calculation Date       % Of Loan Group
Balances ($)        Number of Loans            Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------

$ 0.00 to $ 25,000       1,970                  $39,200,996                      16.02
$ 25,000.01 to $50,000   4,457                 $160,906,580                      65.75
$ 50,000.01 to $75,000     707                  $41,795,071                      17.08
$ 75,000.01 to $100,000     33                   $2,808,566                       1.15
---------------------------------------------------------------------------------------------
                         7,167                 $244,711,213                     100.00


Mortgage Rates

Range of Mortgage                        Statistical Calculation Date       % Of Loan Group
Rates ( % )         Number of Loans            Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------

6.501 - 7.000                1                      $32,669                       0.01
8.501 - 9.000                3                      $57,851                       0.02
9.001 - 9.500                3                     $143,361                       0.06
9.501 - 10.000              61                   $2,126,630                       0.87
10.001 - 10.500            193                   $6,963,049                       2.85
10.501 - 11.000            330                  $11,519,594                       4.71
11.001 - 11.500            264                   $9,439,111                       3.86
11.501 - 12.000          1,023                  $36,591,744                      14.95
12.001 - 12.500            575                  $20,119,204                       8.22
12.501 - 13.000          1,112                  $39,687,561                      16.22
13.001 - 13.500            571                  $20,074,141                       8.20
13.501 - 14.000          1,047                  $36,658,405                      14.98
14.001 - 14.500            364                  $12,380,780                       5.06


------------------------------------------------------------------------------
Recipients most read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      A-2

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

Mortgage Rates


Range or Mortgage                          Statistical Calculation Date      % Of Loan Materials
Rates(%)                 Number of Loan        Principal Balance             Principal Balance
-----------------------------------------------------------------------------------------------
14.501 - 15.000             658                   $21,657,971                      8.85
15.001 - 15.500             283                    $8,397,186                      3.34
15.501 - 16.000             351                    $9,917,341                      4.05
16.001 - 16.500             110                    $3,108,637                      1.27
16.501 - 17.000             127                    $3,416,734                      1.40
17.001 - 17.500              25                      $719,165                      0.29
17.501 - 18.000              38                    $1,057,803                      0.43
18.001 - 18.500               5                      $130,321                      0.05
18.501 - 19.000              18                      $424,074                      0.17
19.001 - 19.500               5                       $87,880                      0.04
_______________________________________________________________________________________________
                          7,167                   $244,711,213                   100.00

Months Remaining to Maturity

Months Remaining to                          Statistical Calculation Date       % of Loan Group
Maturity              Number of Loans            Principal Balance             Principal Balance
------------------------------------------------------------------------------------------------

  1 - 120                672                       $15,413,980                      6.30
121 - 180                2,143                     $66,505,720                     27.18
181 - 300                4,352                    $162,791,513                     66.52
________________________________________________________________________________________________
                         7,167                    $244,711,213                    100.00

Combined Loan-to-Value Ratios

                                                       Statistical Calculation Date       % of Loan Group
Range of CLTVs(%)         Number of Loans                         Principal Balance       Principal Balance
-----------------------------------------------------------------------------------------------------------
25.01 - 30.00                       2                            $34,878                      0.01
30.01 - 35.00                       1                            $18,494                      0.01
35.01 - 40.00                       1                            $23,742                      0.01
40.01 - 45.00                       1                            $29,053                      0.01
45.01 - 50.00                       2                            $68,332                      0.03
50.01 - 55.00                       2                            $69,831                      0.03
55.01 - 60.00                       2                            $28,321                      0.01
60.01 - 65.00                       1                            $33,584                      0.01
65.01 - 70.00                       1                            $18,418                      0.01
70.01 - 75.00                       6                           $161,474                      0.07
75.01 - 80.00                      21                           $609,045                      0.25
___________________________________________________________________________________________________________

     Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information as set forth in the final prospectus supplement.
                                     A-3

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------


Combined Loan-to-Value Ratios

                                      Statistical Calculation Date              % Of Loan Group
Range of CLTVs(%)   Number of Loans              Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------
80.01-85.00               24                     $613,531                              0.25
85.01-90.00               62                   $1,721,612                              0.70
90.01-95.00              136                   $4,092,830                              1.67
95.01-100.00             291                   $9,006,376                              3.68
100.01-105.00            420                  $13,761,588                              5.62
105.01-110.00            726                  $22,887,492                              9.35
110.01-115.00          1,147                  $37,418,603                             15.29
115.01-120.00          1,437                  $48,924,627                             19.99
120.01-125.00          2,564                  $91,886,853                             37.55
125.01-130.00            152                   $5,745,102                              2.35
130.01-135.00            161                   $7,356,697                              3.01
135.01-140.00              3                      $85,939                              0.04
140.01-150.00              2                      $71,823                              0.03
150.01+                    2                      $42,968                              0.02
____________________________________________________________________________________________
                       7,167                 $244,711,213                            100.00




Geographic Distribution


                                        Statistical Calculation Date              % Of Loan Group
State        Number of Loans                       Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------
AK                      96                     $3,563,320                            1.46
AL                     104                     $3,042,815                            1.24
AR                       2                        $68,567                            0.03
AZ                     336                    $11,360,678                            4.64
CA                   2,580                    $91,760,172                           37.50
CO                     132                     $4,655,329                            1.90
CT                      61                     $2,167,661                            0.89
DC                       2                        $73,695                            0.03
DE                      14                       $486,359                            0.20
FL                     667                    $20,883,730                            8.53
GA                     247                     $8,021,522                            3.28
IA                      46                     $1,652,387                            0.68
ID                      82                     $2,642,272                            1.08
IL                     115                     $3,986,951                            1.63
IN                      97                     $3,437,940                            1.40
KS                      42                     $1,402,723                            0.57
KY                      57                     $1,690,754                            0.69
LA                      36                     $1,062,661                            0.43

--------------------------------------------------------------------------------------------------



     Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information as set forth in the final prospectus supplement.
                                     A-4

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

Geographic Distribution


                                        Statistical Calculation Date              % Of Loan Group
State      Number of Loans                         Principal Balance              Principal Balance
--------------------------------------------------------------------------------------------------
MA                      47                    $1,639,239                             0.67
MD                     207                    $7,547,946                             3.08
ME                       9                      $308,819                             0.13
MI                      74                    $2,336,346                             0.95
MN                     124                    $4,344,544                             1.78
MO                     100                    $3,134,134                             1.28
MS                      17                      $586,669                             0.24
MT                      18                      $627,460                             0.26
NC                     154                    $5,186,996                             2.12
ND                       9                      $243,191                             0.10
NE                      43                    $1,553,638                             0.63
NH                      40                    $1,527,932                             0.62
NJ                     106                    $3,834,789                             1.57
NM                      39                    $1,296,512                             0.53
NV                     271                    $9,028,464                             3.69
NY                      81                    $2,754,443                             1.13
OH                     163                    $5,351,416                             2.19
OK                     107                    $3,174,285                             1.30
OR                     132                    $4,531,320                             1.85
PA                     140                    $4,904,578                             2.00
RI                       8                      $239,005                             0.10
SC                       9                      $288,863                             0.12
SD                       8                      $213,668                             0.09
TN                      67                    $2,013,049                             0.82
UT                      61                    $1,964,897                             0.80
VA                     156                    $5,189,507                             2.12
VT                      10                      $401,354                             0.16
WA                     174                    $5,881,918                             2.40
WI                      50                    $1,823,780                             0.75
WV                      12                      $404,488                             0.17
WY                      15                      $418,427                             0.17
--------------------------------------------------------------------------------------------------
                     7,167                  $244,711,213                           100.00



----------------------------------------------------------------------------
Recipients mast read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will he superseded by the information set forth in the final prospectus supplement.
                                     A-5

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------


FICO Ranges

                                        Statistical Calculation Date              % Of Loan Group
Description         Number of Loans                Principal Balance              Principal Balance
--------------------------------------------------------------------------------------------------
801-820                        26                    $871,291                               0.36
781-800                       164                  $5,677,271                               2.32
761-780                       363                 $12,429,293                               5.08
741-760                       550                 $18,827,888                               7.69
721-740                       832                 $29,241,772                              11.95
701-720                     1,109                 $39,079,908                              15.97
681-700                     1,122                 $39,448,496                              16.12
661-680                       973                 $33,353,392                              13.63
641-660                       671                 $21,764,923                               8.89
621-640                       518                 $17,056,867                               6.97
601-620                       351                 $11,179,960                               4.57
581-600                       203                  $6,750,089                               2.76
561-580                       146                  $4,420,286                               1.81
541-560                        47                  $1,555,790                               0.64
521-540                        42                  $1,341,244                               0.55
501-520                        35                  $1,231,183                               0.50
<= 500                         15                    $481,560                               0.20
--------------------------------------------------------------------------------------------------
                            7,167                $244,711,213                             100.00


Property Type


                                        Statistical Calculation Date              % Of Loan Group
Description         Number of Loans                Principal Balance              Principal Balance
--------------------------------------------------------------------------------------------------
2 FAM                           8                    $254,026                               0.10
3 FAM                           3                     $69,011                               0.03
CONDO                         320                  $9,043,378                               3.70
MANUF                          24                    $613,361                               0.25
OTHER                           1                     $34,230                               0.01
PUD                            98                  $3,423,798                               1.40
SFD                         6,696                $230,815,662                              94.32
TOWN HM                        17                    $457,748                               0.19
--------------------------------------------------------------------------------------------------
                            7,167                $244,711,213                             100.00







-----------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                     A-6

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------



                                        Statistical Calculation Date              % Of Loan Group
Description         Number of Loans                Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------
PURCH                         1                   $24,338                                 0.01
RFCO                      7,166              $244,686,875                                99.99
---------------------------------------------------------------------------------------------------
                          7,167              $244,711,213                               100.00




Occupancy


                                        Statistical Calculation Date              % Of Loan Group
Occupancy Type      Number of Loans                Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------
MISSING                       1                   $34,890                                 0.01
NOO                           2                   $83,952                                 0.03
00C                       7,164              $244,592,371                                99.95
---------------------------------------------------------------------------------------------------
                          7,167              $244,711,213                               100.00



Document Type


                                        Statistical Calculation Date              % Of Loan Group
Document Type       Number of Loans                Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------
FULL DOC                  7,167              $244,711,213                               100.00
---------------------------------------------------------------------------------------------------
                          7,167              $244,711,213                               100.00







------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                     A-7

CSC                                          Computational Materials for
                                    Countrywide Home Loan Trust 2001-HLTV 1
------------------------------------------------------------------------------

                                Range of DTI%


DESCRIPTION                   CURRENT        # OF            %OF
                              BALANCE        LOANS           TOTAL
------------------------------------------------------------------------------

MISSING                       $60,258            2           0.02
10.01 - 15.00                $269,033            8           0.11
15.01 - 20.00              $1,441,475           46           0.59
20.01 - 25.00              $8,323,517          272           3.40
25.01 - 30.00             $23,392,877          716           9.56
30.01 - 35.00             $43,707,352        1,303          17.86
35.01 - 40.00             $62,552,023        1,884          25.56
40.01 - 45.00             $81,833,011        2,346          33.44
45.01 - 50.00             $22,865,867          583           9.34
50.01 - 55.00                $163,493            4           0.07
60.01 - 65.00                 $58,030            2           0.02
65.01 - 70.00                 $44,278            1           0.02
------------------------------------------------------------------------------
                         $244,711,213        7,167         100.00
==============================================================================










----------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                  A-8